                                                                    EXHIBIT 99a

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: JUNE 27, 2003


(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                $1,613,884.71
                                                                                                           --------------
            ($0.00001646821 per $1,000 original principal amount of Class I-A-1 Notes)

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                $10,607,323.46
                                                                                                           --------------
            ($0.00004392266 per $1,000 original principal amount of Class II-A-2 Notes)

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                  $0.00
                                                                                                           --------------
            ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:               $10,723,048.10
                                                                                                           --------------
            ($0.00015815705 per $1,000 original principal amount of Class II-A-1 Notes)

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:               $0.00
                                                                                                           --------------
            ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                 $5,609.15
                                                                                                           --------------
            ($0.00000005724 per $1,000 original principal amount of Class I-A-1 Notes)

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                 $888,720.00
                                                                                                           --------------
            ($0.00000368000 per $1,000 original principal amount of Class I-A-2 Notes)

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                   $49,373.33
                                                                                                           --------------
            ($0.00000470222 per $1,000 original principal amount of Class I-B Notes)

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                $72,495.86
                                                                                                           --------------
            ($0.00000106926 per $1,000 original principal amount of Class II-A-1 Notes)

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                $1,523,704.00
                                                                                                           --------------
            ($0.00000398667 per $1,000 original principal amount of Class II-A-2 Notes)

(xi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

           (1) Distributed to Class I-A-1 Noteholders: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

           (2) Distributed to Class I-A-2 Noteholders: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

           (3) Distributed to Class I-B Noteholders: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

           (4) Distributed to Class II-A-1 Noteholders: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

           (5) Distributed to Class II-A-2 Noteholders: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

           (6) Balance on Class I-A-1 Notes: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: JUNE 27, 2003

           (7) Balance on Class I-A-2 Notes: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

           (8) Balance on Class I-B Notes: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

           (9) Balance on Class II-A-1 Notes: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

          (10) Balance on Class II-A-2 Notes: $0.00
               ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xii)    (X) Payments made under the Group I Cap Agreement on such date:
             ($0.00 with respect to the Class I-A-1 Notes, $0.00 with respect to Class I-A-2 Notes, and $0.00 with respect to Class I-B Notes), and

         (Y) payments made under the Group II Cap Agreement on such date:
             ($0.00 with respect to Class II-A-1 Notes and $0.00 with respect to the Class II-A-2 Notes); and the total outstanding amount owed to the Cap Provider:
             $0.00 with respect to the Group I Cap Agreement and $0.00 with respect to the Group II Cap Agreement.

(xiii)   (X) GROUP I POOL BALANCE at the end of the related Collection Period: $241,163,215.77 and
         (Y) GROUP II POOL BALANCE at the end of the related Collection Period: $390,238,689.30

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)  (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes: $0.00
              (2) Pool Factor for the Class I-A-1 Notes: -
         (b)  (1) outstanding principal amount of CLASS I-A-2 Notes: $230,892,676.54
              (2) Pool Factor for the Class I-A-2 Notes: 0.956077300
         (c)  (1) outstanding principal amount of CLASS I-B Notes: $10,500,000.00
              (2) Pool Factor for the Class I-B Notes: 1.000000000
         (d)  (1) outstanding principal amount of CLASS II-A-1 Notes: $8,976,912.68
              (2) Pool Factor for the Class II-A-1 Notes: 0.132402800
         (e)  (1) outstanding principal amount of CLASS II-A-2 Notes: $382,200,000.00
              (2) Pool Factor for the Class II-A-2 Notes: 1.000000000

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
              (1) Three-Month LIBOR
                  for the period from the previous Distribution Date to this Distribution Date was 1.29000%
              (2) the Student Loan Rate was for Group I: 5.75471% and Group II: 3.43345%


                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: JUNE 27, 2003


         (b)  Note Interest Rate for the CLASS I-A-1 Notes:      1.36000%              based on       Index-based Rate
                                                            --------------------------          -----------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      1.44000%              based on       Index-based Rate
                                                            --------------------------          -----------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        1.84000%              based on       Index-based Rate
                                                            --------------------------          -----------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     1.44000%              based on       Index-based Rate
                                                            --------------------------          -----------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     1.56000%              based on       Index-based Rate
                                                            --------------------------          -----------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
              $306,362.18               with respect to the GROUP I Student Loans and
              --------------------------
              $487,696.35               with respect to the GROUP II Student Loans
              --------------------------
             ($0.00000312614            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000126858            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00002917735            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000719316            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000127602            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
              $1,145.85                 with respect to the GROUP I Notes and
              --------------------------
              $1,854.15                 with respect to the GROUP II Notes
              --------------------------
             ($0.00000001169            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000000474            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00000010913            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000002735            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000000485            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $0.00                     with respect to the GROUP I Student Loans
              --------------------------
              $0.00                     with respect to the GROUP II Student Loans
              --------------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     142                           $2,109,922
              61-90 Days Delinquent                      97                           $1,560,735
              91-120 Days Delinquent                     73                           $1,040,483
              More than 120 Days Delinquent             403                           $5,003,294
              Claims Filed Awaiting Payment              50                           $402,172

                   and with respect to the GROUP II Student Loans.

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     820                           $7,807,268
              61-90 Days Delinquent                     527                           $5,433,547
              91-120 Days Delinquent                    314                           $3,267,290
              More than 120 Days Delinquent             224                           $1,938,490
              Claims Filed Awaiting Payment             152                           $2,213,573


                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: JUNE 27, 2003

(xix)    Amount in the GROUP I PRE-FUNDING Account: $229,460.77
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the
         Notes: $0.00

(xx)     Amount in the GROUP II PRE-FUNDING Account: $938,223.38
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the
         Notes: $0.00

(xxi) Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date $126,000.00

(xxii) Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance Policy: $0.00

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Notes Guaranty Insurance Policy $0.00

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date: $33,937.44;
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date: $0.00;
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date: $0.00;
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date: $0.00;
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date: $0.00; and
         (B) with respect to the GROUP II INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date: $57,153.13;
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date: $0.00;
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date: $0.00;
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date: $0.00;
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date: $0.00

(xxv) the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date: $0.00;
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date: $0.00;
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date: $0.00;
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date $0.00; and
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date: $0.00.